NYSE MKT: NSPR October 2015

Forward Looking Statements 2 This presentation contains "forward-looking statements." Such statements may be preceded by the words "intends," "may," "will," "plans," "expects," "anticipates," "projects," "predicts," "estimates," "aims," "believes," "hopes," "potential" or similar words. Forward-looking statements are not guarantees of future performance, are based on certain assumptions and are subject to various known and unknown risks and uncertainties, many of which are beyond the Company's control, and cannot be predicted or quantified and consequently, actual results may differ materially from those expressed or implied by such forward-looking statements. Such risks and uncertainties include, without limitation, risks and uncertainties associated with (i) market acceptance of our existing and new products, (ii) negative clinical trial results or lengthy product delays in key markets, (iii) an inability to secure regulatory approvals for the sale of our products, (iv) intense competition in the medical device industry from much larger, multinational companies, (v) product liability claims, (vi) product malfunctions, (vii) our limited manufacturing capabilities and reliance on subcontractors for assistance, (viii) insufficient or inadequate reimbursement by governmental and other third party payers for our products, (ix) our efforts to successfully obtain and maintain intellectual property protection covering our products, which may not be successful, (x) legislative or regulatory reform of the healthcare system in both the U.S. and foreign jurisdictions, (xi) our reliance on single suppliers for certain product components, (xii) the fact that we will need to raise additional capital to meet our business requirements in the future and that such capital raising may be costly, dilutive or difficult to obtain and (xiii) the fact that we conduct business in multiple foreign jurisdictions, exposing us to foreign currency exchange rate fluctuations, logistical and communications challenges, burdens and costs of compliance with foreign laws and political and economic instability in each jurisdiction. More detailed information about the Company and the risk factors that may affect the realization of forward looking statements is set forth in the Company's filings with the Securities and Exchange Commission (SEC), including the Company's Annual Report on Form 10-K and its Quarterly Reports on Form 10-Q. Investors and security holders are urged to read these documents free of charge on the SEC's web site at http://www.sec.gov. The Company assumes no obligation to publicly update or revise its forward- looking statements as a result of new information, future events or otherwise.

3 An emerging medical device company developing and commercializing advanced technology for interventional cardiology and other vascular procedures InspireMD NYSE MKT: NSPR Stock Price (10/14/15): $1.70 52 Week Range: $1.22 -$19.8 Average Volume: 74K Shares Outstanding (10/1/15): 7.8 M Market Capitalization (10/14/15): $13.3 M Analyst Coverage: Cowen Group:Josh Jennings Empire Asset Management: Cathy Reese Total Cash (6/30/15): $9.8 M US Headquarters: Boston, MA International Headquarters: Tel Aviv, Israel # of Employees (10/1/2015): 43

Investment Highlights 4 • 2015 return to revenue growth driven by the full launch of carotid platform through strategic distribution partnership with Penumbra, Inc. • Operating and financial realignment inline with development and growth initiatives. • Advancing into highly valued Neuroand Peripheral markets to leverage MicroNettechnology into high growth segments. • Expanding collaboration activities on multiple MicroNettechnology applications. Effectively Executing a “Neck Up” Interventional Strategy

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Leadership: Significant Track Records of Success

EXECUTIVE TEAM

Alan Milinazzo, President, CEO & Director
- Medtronic
- Boston Scientific

Craig Shore, CFO
- Pfizer
- General Electric

Dr. James Barry, COO
- Boston Scientific
- Howmedica Division of Pfizer

Eli Bar, CTO
- Nicast

Gwen Bame, VP Corporate Development
- Boston Scientific
- Covidien

David Blossom, VP Global Marketing & Strategy
- Boston Scientific
- Covidien

BOARD OF DIRECTORS

Dr. Sol Barer, Chairman
- Former Chairman and CEO, Celgene

Alan Milinazzo, President, CEO & Director
- Medtronic
- Boston Scientific

Dr. James Barry
- SVP Corporate Technology Development at Boston Scientific
- Howmedica Division of Pfizer

Michael Berman
- Pres. Boston Scientific/Scimed
- Founder, Velocimed and Lutonix

James Loughlin
- KPMG
- Celgene Audit Chair

Paul Stuka
- Founder, Osiris
- Fidelity Management and Research

Dr. Campbell Rogers
- CMO, Heartflow
- CSO, Cordis/JNJ
- Associate Professor, Harvard School of Medicine

InspireMD

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Technology: MicroNet™ 7 Proprietary MicroNetMesh for Embolic Prevention and Flow Diversion MicroNetPlatform Ultra thin PET enhances clinical benefit of scaffold devices • Provides revascularization benefit • MicroNet acts as safety net by offering greater surface area coverage to prevent large debris flow • Mesh configuration allows perfusion to vessel wall • Made of a single fiber from a biocompatible polymer, widely used in medical implantations

Large Addressable Markets

Expanding the MicroNet™ Platform



NVGuard
- ✓ *$125M Flow Diversion Market*
- ✓ *$550M Aneurysm Market*
- ✓ 2016E CE Mark Planned Submission for Flow Diverter
- ✓ Neurovascular

PVGuard
- ✓ *$1.7B Market*
- ✓ 2017E CE Mark Planned Submission
- ✓ Peripheral



CGuard™
- ✓ *$500M Market*
- ✓ CE Mark Cleared
- ✓ Carotid



MGuard™
- ✓ *$1.7B Market*
- ✓ CE Mark Cleared
- ✓ Coronary AMI, SVG

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Carotid Market Opportunity 9 An Enhanced Minimally Invasive Solution • Standard of care: Open surgery: Carotid EndArterectomy(CEA) • Current stents have not improved on CEA stroke rates (CREST) • Mesh covered stent category has the potential to convert CEA to CAS • CARENET 30-day and 6-mo data show CGuard better than previous technology/therapy • PARADIGM physician-initiated trial validated benefits of CGuardin an all-comer population • Immediate commercial opportunity with new Strategic Partner Penumbra ROW $200 US $300 Global Carotid Market: $500M Source: JMP Securities, 2014

Carotid Solution 10 Emerging Market Opportunity CGuard™ Embolic Prevention System Combines stent and embolic protection in a single device • CE marked • Self-expanding nitinolstent • Global market valued at $500M* • Strong CARENET FIM data released 9/14 and 1/15 • Impressive all-comer data from PARADIGM presented 5/15 • Full launch planned for Q4 2015 *Source: JMP Securities, 2014

Positive CGuard™ Clinical Experience

CARENET (CARotid Embolic protection using microNET) FIM* Clinical Trial

- 30 Patient Safety and Efficacy clinical trial
- Prospective, multi-center, multispecialty, non-randomized single arm study
- DWMRI follow ups at 48hrs and 30 days for "gold-standard" neurological analysis

CARENET Highlights: 30 day Results

- Achieved primary end point
- 100% procedural success
- Zero MACCE at 30 days
- 50% fewer new ischemic lesions compared to historical non-mesh carotid artery stenting data
- Average lesion volume per patient 10 times smaller compared to historical non-mesh carotid artery stenting data

CARENET Highlights: 6 mo Results

- 3.6% MACCE rate at 6 months (Comparative data 8.09%)
- 6 month ultrasound analysis was indicative of healthy healing without restenosis concern with patent external and internal carotid arteries

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* FIM , First in Man

Positive CGuard™ Clinical Experience 12 * FIM , First in Man PARADIGM (Prospective evaluation of All-comer perRcutaneous cArotiD revascularization In symptomatic and increased-risk asymptomatic carotid artery stenosis using CGuard TM Mesh-covered embolic prevention system) PhysicianInitiatedAll-ComersStudy • Objective: To evaluate feasibility and outcome of routine anti-embolic stent system in unselected, consecutive carotid patients (all-comers) • Investigator-independent neurological and angiographic evaluation • 71 CGuarddevices placed in 68 pts • Device success: 100%; Procedure success: 100% • MACCE (Death/stroke/MI) @ 48 hr: 0% @ 30 day: 0% • Conclusions: • “> 90% all-comer carotid artery stenosis pts, including >50% symptomatic pts, can be treated using CGuard.”

Strategic Distribution Partnership 13 • Founded in 2005 as a Neurovascular company with a clinically-driven product development strategy. Very successful IPO in September. • Reputation as the innovation leader in the neurovascular field • Extending success beyond stroke into the periphery and neurosurgical markets • Track record of consistent, profitable growth • Management team with decades of vascular experience • Entering carotid market to complement their stroke portfolio Rationale: Predictable, Sustainable & Profitable Revenue Growth

- 200 400 600 800 1,000 1,200 1,400 1,600 1,800 Q1 Q2 Q3 Q4 2012 2013 2014 2015 Commercial Profile 14 Revenue Growth Driven by CGuard™ RX • Late September 2015: Full Total Systems Solution Launch • Key European Territories Targeted • Opportunity to Increase Number of Target Territories Note: Revenue in $000

Robust Pipeline

Expanding Indications with MicroNet™

MicroNet™ Platform Technology

MGuard™ Coronary EPS ✓

Commercial
- CE Mark Cleared
- 12-month MASTER I, II

CGuard™ RX Carotid ✓

Commercial
- CE Mark Cleared
- CARENET Trial
- PARADIGM all-comer study
- CGuard FDA IDE protocol in draft form
- Penumbra Strategic Partnership

PVGuard™ Peripheral*

2017E CE Mark Planned Submission

MGuard™ Drug Eluting*

CE Mark Planned Submission, Subject to Strategic Partner Support

NVGuard™ Neurovascular*

Exploring Market Opportunities:
- Flow Diverter
- Intra-Cranial Stent

2016E CE Mark Planned Submission for Flow Diverter

RGuard™ Renal*

Exploring Market Opportunity

*Planning & Development Phase

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Neurovascular Market Opportunity

Innovation Leads Growth

Flow Diversion For Unruptured Brain Aneurysms

Next Generation Combination Technology

- Current designs have sub-optimal trackability and in vessel flexibility: metal on metal devices
- MicroNet has proven flow diversion effect with ultra low profile and improves device flexiblity to improve device deliverability



Global Flow Diversion - $125M
ROW $40M
US $45M
EU $40M

2014 Competitive Landscape: Relatively Fewer Players with Limited Innovation		
Product	*Company*	*Approval*
Pipeline	Medtronic/Covidien	CE Mark / FDA 2011
Surpass	Stryker	CE Mark 2011
Silk	Balt Extrusion	CE Mark 2008

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Source: MRG Neuro Report, Ev3 Revenue Data

NVGuard™ Neurovascular 17 Differentiation Yields Increased Utility Our Significant Advantage Over Existing Flow Diverters • MicroNetaperture & size • Low metal to artery ratio • Can be placed in side branches and bifurcations, which is impossible with current technology Total Aneurysm Market Value: $946M • Aneurysm Therapy (all types): $550M • Aneurysms account for 74% of neuroendovasculardisease states • Estimated that flow diverters can treat 25% of all aneurysms • Wide-neck Aneurysm Procedures: $350M • Non-coil neurovascular products: estimated 12% CAGR from 2010-2016 Advanced neurovascular technologies are highly valued as the market segment expands with improved device performance Source: MRG

Neurovascular Market 18 • Medtronic acquires Medina Medical for $150 million • Stryker Acquires Surpass Medical for $135 million • CovidienAcquires Chestnut Medical for $150 million * • Medtronic Acquires Lazarus Effect for $100 million *Based on milestones achieved as part of structured deal High Strategic interest with attractive valuations

Intellectual Property Portfolio 19 Continue to strengthen and broaden patent protection globally. Progress over the last year imparts important rights on existing products and technologies and will enable future pipeline products Source: MRG PATENT RIGHTS Issued Allowed Pending US 4 0 9 Rest of World (ROW) 13 3 16

Target Milestones

InspireMD

Support & Execute on Growth Initiatives

	2015E	2016E	2017E
R&D/Clin/Reg	CARENET I 6M FU DES Pre Clinical	NVGuard CE Mark Submission CGuard FDA IDE Submission DES CE Mark Submission *	PVGuard CE Mark Submission
Corporate	Strategic Partnership : Penumbra Strategic Partnership IV	Strategic Partnership V	
Operational	Achieve Targeted COGS		
Commercial	CGuard RX Launch MOH Russia MGuard Prime	CGurad RX Full Launch with Penumbra	NVGuard Estimated CE Mark DES Estimated CE Mark

*Subject to Strategic Partner Support

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Investment Highlights 21 • 2015 return to revenue growth driven by the full launch of carotid platform through strategic distribution partnership with Penumbra, Inc. • Operating and financial realignment inline with development and growth initiatives. • Advancing into highly valued Neuroand Peripheral markets to leverage MicroNettechnology into high growth segments. • Expanding collaboration activities on multiple MicroNettechnology applications. Effectively Executing a “Neck Up” Interventional Strategy

Alan Milinazzo, CEO (888) 776-6804 alanm@inspiremd.com Craig Shore, CFO (888) 776-6804 craigs@inspiremd.com

Coronary MGuard™ EPS 23 Improving AMI Patient Outcomes • Current stents not specifically designed for AMI • Distal embolization occurs in up to 73% of cases* • Majority of AMI market is outside of the U.S. (~60%) • MGuardclinical experience including two randomized trials MASTER I and MASTER II with data showing sustained mortality rates • Coronary market to be pursued with strategic partner support Source: Health Research International, (June 2012) | *JAMA, March 2, 2005—Vol293, No. 9 1063 Gregg W. Stone

24 MASTER I & II Pooled: All Cause Mortality at 30 days (743 patients) 0 5 10 15 20 25 30 Time in Days BMS/DES (n=371) MGuard (n=372) 5 4 3 2 1 0 D e a t h ( % ) HR: 0.14 [95% CI: 0.02, 1.15] P=0.03 1.9% 0.3%

PVGuard™ Peripheral 25 The Embolic Prevention System A new stent category as the preferred solution for peripheral intervention • Current stents not specifically designed for embolic protection • Mesh covered stent category emerging as immediate opportunity • Strong global growth profile with increased clinical complexity Source: MRG 2013/2014,ReportLinker Market Landscape2014 Company EU Market Share Abbott Laboratories 15% Boston Scientific 15% C. R. Bard 12% W.L. Gore 10% Covidien 9.5% Cordis 7% Enabling a New Solution: Peripheral Embolic Protection